UNDISCCOVERED MANAGERS FUNDS

Undiscovered Managers Small Cap Growth Fund

(All Share Classes)

Supplement dated April 17, 2009
to the Prospectuses dated December 31, 2008, as supplemented

On February 20, 2009, the Undiscovered Managers Small Cap Growth Fund (the “Fund”) supplemented its Prospectuses to indicate that shareholders would be asked to approve a reorganization of the Fund with the JPMorgan Dynamic Small Cap Growth Fund at a special shareholder meeting to be held on or around June 15, 2009 (the “June Shareholder Meeting”).  The Fund has determined not to pursue the reorganization. Therefore, shareholders of the Fund will NOT be asked to approve the reorganization at the June Shareholder Meeting.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

SUP-UM-SCG-409